UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to
Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 2, 2011

Navigant Consulting, Inc.

(Exact Name of Registrant as Specified in Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-12173	36-4094854

(Commission File Number)	(I.R.S. Employer Identification No.)

30 South Wacker Drive, Suite 3550, Chicago, Illinois	60606

(Address of Principal Executive Offices)	(Zip Code)
(312) 573-5600

(Registrant’s telephone number, including area code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On February 2, 2011, Navigant Consulting, Inc. (the “Company”) issued a press release announcing preliminary unaudited financial results for the fourth quarter and year ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.
Item 7.01. Regulation FD Disclosure.
     On February 2, 2011, the Company posted a metrics summary on its Investor Relations website. The metrics summary is attached hereto as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.

99.1	Press Release dated February 2, 2011.

99.2	Metrics Summary of Navigant Consulting, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIGANT CONSULTING, INC.
Date: February 2, 2011	By:	/s/ Thomas A. Nardi
		Name:	Thomas A. Nardi
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 2, 2011.

99.2	Metrics Summary of Navigant Consulting, Inc.

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